Forester Discovery Fund

(INTLX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any of the Fund’s shares or determined whether this prospectus is truthful or complete.  Anyone who tells you otherwise is committing a criminal offense.

INVESTMENT OBJECTIVE

The Forester Discovery Fund (the "Fund”) seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Discovery Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Discovery
Management Fees	1.00%
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses (1)	1.46%

(1)

The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other mutual funds.

Example

This Example is intended to help you compare the cost of investing in the Forester Discovery Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Discovery	$149	$462	$797	$1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Discovery Fund is diversified and invests in the common stocks of companies throughout the world that it believes are under-valued and have great appreciation potential.  The Fund generally invests at least 65% of its net assets in the common stocks of non-U.S. companies.  These companies may operate in developed countries, such as the Western European countries, Japan and Canada, as well as in firms based in emerging markets, typically in the Far East, Latin America and Eastern Europe.  There are no restrictions on the size of the companies in which the Fund may invest.  The fund was defensive from inception through 10/2008

The Fund generally purchases a stock only at a price Forester Capital Management ("Forester Capital" or “FCM”), the Fund's investment adviser, deems significantly below the intrinsic value of the company - Forester Capital's estimate of the amount a buyer would pay to own the entire company.  Forester Capital performs its own fundamental analysis of the company.

The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued and have great appreciation potential.  The manager places special focus on companies whose market prices are low in relation to earnings.  In addition, the manager also considers factors such as the following about the issuer:

•

Book-to-market value

•

Price-to-cash flow ratio

•

Price-to-sales ratio

•

Earnings estimates for the next 12 months

•

Five-year return on equity

The Fund may sell a stock when Forester Capital thinks the stock is too expensive compared to Forester Capital's estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

RISK CONTROL.  In order to enhance returns, by avoiding the declines that follow bursting financial bubbles, at times, Forester Capital may determine that market or economic conditions warrant a defensive position.  During these defensive periods, the Fund may invest some or all of its assets in money market funds and instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) or high-grade debt securities (such as U.S. Treasury Notes and Bonds, U.S. Government Agency bonds or corporate bonds) giving up the potential for capital growth to minimize potential losses. The Fund may also buy stock index options.

PRINCIPAL RISK

Like all mutual funds that invest in stocks, the Forester Funds take investment risks and it is possible for you to lose money by investing in the Fund.  The portfolio manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.  The principal factors that might reduce the Fund's return include:

Stock Market Risk:  The Fund invests primarily in common stocks and other equity securities.  Over time, stocks have shown greater growth than other types of securities.  In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

Value Investing Risk:  From time to time "value" investing falls out of favor with investors.  When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would.  During these periods, the Fund's relative performance may suffer.

Emphasize Sector Risk:  If the Fund has a higher percentage of its total assets invested in a particular sector, changes affecting that sector may have a significant impact on the Fund's overall portfolio.

Foreign Investment Risk:  Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks tend to be more volatile than U.S. stocks.  Risks relating to investments in foreign securities (including American Depositary Receipts or "ADRs") include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability, war, expropriation, and nationalization.

Currency Risk:  Foreign securities are usually denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars.  The exchange rates between foreign currencies and the U.S. dollar fluctuate daily.  As a result, the values of the Fund's investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  The Fund may have a significant portion of its assets invested in securities denominated in the euro or yen, so the exchange rate between the euro and/or the yen and the U.S. dollar may have a significant impact on the value of the Fund's investments.

Emerging Market Risk:  The risks of foreign investments are typically increased in emerging markets.  For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability.  Their securities markets may be less developed.  These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller Capitalization Risk:  Companies Risk:  Stocks of small companies tend to be more volatile and less liquid than stocks of large companies.  Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line, making them more susceptible to market pressures.

Varying Market Exposure Risk:  If the Fund is in a defensive or offensive position, the Fund may not go in the same direction as the market and the Fund's performance may suffer.

Fixed Income Risk:  The primary risk associated with fixed income are: (1) the fixed income instrument may not go in the same direction as the market and the Fund’s performance may suffer; (2) interest rates may rise, reducing the principal value of the instrument; and (3) the credit rating of the U.S. Agency instrument may materially differ from a similar U.S. Treasury.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other Government agency.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

PERFORMANCE SUMMARY

The following bar charts show the Fund’s year by year returns.  This information shows how the Fund’s returns have varied over time.  Please remember that the Fund's past performance is not necessarily an indication of its future performance.  It may perform better or worse in the future.

Annual Total Returns

20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5.7%
3.2%
1.6%
0.6%
0.9%
2.3%
4.1%
4.1%
7.6%
18.6%
1.5%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

From inception 9/10/99 through 12/31/10, the Fund's highest and lowest quarterly returns were 14.24% for the quarter ended June 30, 2009 and -7.92% for the quarter ended June 30, 2010.  The year-to-date return as of June 30, 2010, was 3.67%.

Average Annual Total Returns for Periods Ended December 31, 2010:

The tables below show the Fund's average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2010.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of broad measure of market’s performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.  Your actual after-tax returns depend on your own tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Average Annual Total Returns for Periods Ended December 31, 2010

Forester Discovery Fund	1 YEAR	5 YEARS	10 YEARS
Return before taxes	1.54%	7.07%	4.34%
Return after taxes on distributions	1.50%	6.37%	3.69%
Return after taxes on distributions
and the sales of shares	1.00%	5.43%	3.22%
MSCI EAFE Index (net) (Indexes reflect no deduction for fees, expenses, or taxes)	8.38%	3.03%	3.93%
S&P 500 Stock Index (Indexes reflect no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

MANAGEMENT OF THE FUND

Investment Adviser:  Forester Capital Management, Ltd.

Portfolio Manager:  Thomas H. Forester, President of the Fund’s investment adviser, has been the Fund’s portfolio manager since the Fund’s inception (9/10/1999).

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500 for new accounts

$2,000 for new IRA accounts

Minimum Subsequent Investment

$100 for all existing accounts

To Place Orders:

By Phone:

800-388-0365

By Mail:

Forester Discovery Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

You may sell or redeem shares through your dealer or financial adviser, by telephone at the number above, or by writing to the address above.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.